UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 22, 2014

Griffin-American Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 22, 2014, we made our Fourth Quarter 2013 Investor Update and Supplemental Operating and Financial Data, 4th Quarter and Year End 2013, available on our website, www.healthcarereit2.com. A copy of the Fourth Quarter 2013 Investor Update and Supplemental Operating and Financial Data, 4th Quarter and Year End 2013, which are hereby incorporated into this filing in their entirety, are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Griffin-American Healthcare REIT II, Inc. Fourth Quarter 2013 Investor Update
99.2 Griffin-American Healthcare REIT II, Inc. Supplemental Operating and Financial Data, 4th Quarter and Year End 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

April 22, 2014	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Griffin-American Healthcare REIT II, Inc. Fourth Quarter 2013 Investor Update

99.2	Griffin-American Healthcare REIT II, Inc. Supplemental Operating and Financial Data, 4th Quarter and Year End 2013